UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2004

TeleTech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21055	84-1291044
(State of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)

Telephone Number: (303) 397-8100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On December 28, 2004, the Audit Committee of TeleTech Holdings, Inc. (the “Company”) met and agreed with management’s recommendation that the Company (i) restate its financial statements for the years 2003, 2002 and 2001 in its Amendment No. 1 to Form 10-K for the fiscal year ended December 31, 2003 and (ii) to file this Form 8-K as requested by the Securities and Exchange Commission (“SEC”).

This filing describes certain adjustments the Company is making in the course of restating certain of its prior period financial statements. The Audit Committee of the Company has discussed the matters disclosed in this Form 8-K with the Company’s current Independent Auditors.

As disclosed in Item 9A. Disclosure Controls and Procedures of the original filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, management completed a comprehensive review of its tax returns and tax related balance sheet accounts. The review resulted in amendments to previously filed tax returns, principally to correct tax basis depreciation expense, record a liability for estimated sales and use taxes for the Company’s Database Management and Consulting segment, and adjustments to reconcile certain tax-related balance sheet accounts. In addition, the Company completed a comprehensive analysis of its procedures for reconciling all other significant balance sheet accounts and identified adjustments to grants, bank accounts, health insurance accruals and payroll tax accounts that related to prior periods over the last several years. Management concluded that approximately $11.7 million of those adjustments related to prior periods. However, management, the Audit Committee and the Company’s Independent Auditors determined that the charge recorded during 2003 related to such adjustments was immaterial both individually and in the aggregate on both a quantitative and qualitative basis to the trends in the financial statements for the periods presented, the prior periods affected and to a fair presentation of the Company’s financial condition and results of operations.

On December 16, 2004, the SEC communicated to the Company through a comment letter that the SEC was unable to concur with the Company’s determination that the 2003 accounting adjustments recorded are immaterial to previously issued financial statements in 2003, 2002 and 2001. The SEC requested that the Company restate its financial statements for those years.

The Company intends to file a Form 10-K/A for the fiscal year ended December 31, 2003, containing audited financial statements for 2003 and 2002 and, unaudited financial statements for 2001, as the 2001 financial statements were audited by Arthur Andersen. The Company will adjust the beginning balance of the 2001 retained earnings to reflect the impact of adjustments related to prior years. The Company will file Forms 10-Q/A for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 to restate the prior years’ financial statements for comparability purposes.

Set forth below is a table presenting the adjustments recorded during 2003 relating to prior period financial statements:

Summary of Adjustments
(Dollars in thousands)

Summary of
Adjustments	Caption	2003(a)	% of Caption	2002	% of Caption	2001	% of Caption
Use tax accrual	SG&A	$(2,886)	(1.4)%	$731	0.4%	$542	0.3%
Bank reconciliations	SG&A	(715)	(0.3)%	715	0.4%	—	0.0%
Payroll tax accrual	COS	(1,000)	(0.1)%	—	0.0%	—	0.0%
Belfast grant	SG&A	(800)	(0.4)%	(300)	(0.2)%	1,100	0.5%
Health insurance	COS	(750)	(0.1)%	—	0.0%	400	0.2%

Pre-tax adjustments		(6,151)		1,146		2,042
Tax impact of pre-tax adjustments	Tax	(2,429)	(6.5)%	453	28.2%	807	463.8%

Net income impact of above		(3,722)		693		1,235
Joint venture minority interest	Tax/MI	(1,086)	(2.9)%	816	107.4%	270	(17.9)%
Spain deferred taxes	Tax	(2,396)	(6.4)%	2,396	149.2%	—	0.0%
Argentina deferred taxes	Tax	(264)	(0.7)%	264	16.4%	—	0.0%
Tax account adjustments	Tax	(1,812)	(4.9)%	(2,703)	(168.3)%	1,489	855.8%

Increase/(decrease) in net loss		$(9,280)		$1,466		$2,994

In addition to the prior years’ adjustments described above, the Company did not record several adjustments to the 2003 and 2002 financial statements. Management, in conjunction with the Company’s independent auditors, determined that those adjustments were immaterial both individually and in the aggregate, on both a quantitative and qualitative basis, to the trends in the financial statements and to a fair presentation of the Company’s financial condition and results of operations. The impacts of the adjustments not recorded and the prior years’ adjustments are reflected in the table below.

Comparison of As Reported to As Revised Income Statement
(Dollars in thousands)

	2003		2002		2001
	As Reported	As Revised	As Reported	As Revised	As Reported	As Revised
Revenues	$992,340	$992,978	$1,017,436	$1,017,436	$916,144	$916,144

Operating expenses
Costs of services	702,610	700,860	712,585	712,585	587,423	587,823
Selling, general & administrative	210,245	205,071	198,959	200,844	204,005	205,647
Other	69,227	69,227	99,997	99,997	93,556	93,556

Total operating expenses	982,082	975,158	1,011,541	1,013,426	884,984	887,026

Income from operations	10,258	17,820	5,895	4,010	31,160	29,118
Other income (expense)	(13,030)	(13,131)	(10,263)	(10,263)	(31,401)	(31,401)

Loss before income taxes, minority interest and cumulative effect of change in accounting principle	(2,772)	4,689	(4,368)	(6,253)	(241)	(2,283)
Provision for income taxes	37,218	34,328	1,606	1,003	174	856

Loss before minority interest and cumulative effect of change in accounting principle	(39,990)	(29,639)	(5,974)	(7,256)	(415)	(3,139)
Minority interest	(1,216)	(1,104)	760	(56)	(1,510)	(1,780)

Loss before cumulative effect of change in accounting principle	(41,206)	(30,743)	(5,214)	(7,312)	(1,925)	(4,919)
Cumulative effect of change in accounting principle	—	—	(11,541)	(11,541)	—	—

Net loss	$(41,206)	$(30,743)	$(16,755)	$(18,853)	$(1,925)	$(4,919)

Weighted-average shares outstanding Basic and diluted	74,206	74,206	76,383	76,383	75,804	75,804
Loss per share before cumulative effect of change in accounting principle
Basic and diluted	$(0.56)	$(0.41)	$(0.07)	$(0.10)	$(0.03)	$(0.06)
Net loss per share
Basic and diluted	$(0.56)	$(0.41)	$(0.22)	$(0.25)	$(0.03)	$(0.06)
Beginning balance of retained earnings corrected for prior years adjustments		$124,716		$143,569		$148,488
Ending balance of retained earnings		$93,973		$124,716		$143,569

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

The following exhibits are filed with this Report:

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.

By:	/s/ Dennis J. Lacey

Dennis J. Lacey
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)

Date: December 30, 2004